SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 18, 2004

STATER BROS. HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Commission file number 001-13222

Delaware	33-0350671
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

21700 Barton Road Colton, California	92324
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 783-5000

Item 5. Other Events and Required FD Disclosure.

On June 17, 2004, Stater Bros. Holdings Inc. issued a press release entitled “Stater Bros. Holdings Inc. Announces Final Results of Tender Offer”. A copy of this press release is attached hereto and incorporate by reference as exhibit 99.5.

On June 17, 2004, Stater Bros. Holdings Inc. issued a press release entitled “Stater Bros. Holdings Inc. $700 Million Senior Note Offering”. A copy of this press release is attached hereto and incorporate by reference as exhibit 99.6.

On June 17, 2004, Stater Bros. Holdings Inc. issued a press release entitled “Stater Bros. Holdings Inc. Announces New Credit Facility”. A copy of this press release is attached hereto and incorporate by reference as exhibit 99.7.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

99.5	Text of press release, dated June 17, 2004, entitled “Stater Bros. Holdings Inc. Announces Final Results of Tender Offer”.

99.6	Text of press release, dated June 17, 2004, entitled “Stater Bros. Holdings Inc. $700 Million Senior Note Offering”.

99.7	Text of press release, dated June 17, 2004, entitled “Stater Bros. Holdings Inc. Announces New Credit Facility”.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stater Bros. Holdings Inc.
/s/ Phillip J. Smith
By: Phillip J. Smith
Date: June 18, 2004	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.5	Text of press release, dated June 17, 2004, entitled “Stater Bros. Holdings Inc. Announces Final Results of Tender Offer”.

Exhibit 99.6	Text of press release, dated June 17, 2004, entitled “Stater Bros. Holdings Inc. $700 Million Senior Note Offering”.

Exhibit 99.7	Text of press release, dated June 17, 2004, entitled “Stater Bros. Holdings Inc. Announces New Credit Facility”.